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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2003

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)
399 Park Avenue, New York, New York 10043 (Address of principal executive offices) (Zip Code)
(212) 559-1000 (Registrant's telephone number, including area code)

Citigroup Inc.
Current Report on Form 8-K

Item 5. Other Events.

        On November 3, 2003, Citigroup Inc. announced that it had completed the previously announced acquisition of the Sears Credit Card and Financial Products business.

        A press release announcing the transaction was issued on November 3, 2003, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit Number
99.1	Press Release, dated November 3, 2003, issued by Citigroup Inc.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2003	CITIGROUP INC.
	By:	/s/ WILLIAM P. HANNON
	Name:	William P. Hannon
	Title:	Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated November 3, 2003, issued by Citigroup Inc.

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Citigroup Inc. Current Report on Form 8-K
  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX